UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2009

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On Friday, August 7, 2009, KeyCorp settled its previously announced offer to exchange (the “Exchange Offer”) common shares, par value $1.00 per share (“Common Shares”), of KeyCorp for trust preferred securities of KeyCorp Capital V and KeyCorp Capital VI and enhanced trust preferred securities of KeyCorp Capital VIII, KeyCorp Capital IX and KeyCorp Capital X (collectively, the “Trust Preferred Securities”), on terms and subject to the conditions described in the Prospectus dated July 7, 2009, as amended, and the related letter of transmittal. In the aggregate, KeyCorp issued 81,278,214 Common Shares in exchange for $500,000,000 aggregate liquidation preference of Trust Preferred Securities. The Exchange Offer expired at 11:59 p.m., New York City time, on Tuesday, August 4, 2009. Final results of the Exchange Offer were previously announced on August 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: August 7, 2009	/s/ Daniel R. Stolzer
	By:	Vice President, Deputy General Counsel
and Assistant Secretary

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